Exhibit 99.1

CVS CORPORATION

NON-QUALIFIED STOCK OPTION AGREEMENT
THREE YEAR VESTING

GRANT DATE:_____________

1.      GRANT OF AWARD.      Pursuant to the provisions of the 1997 Incentive Compensation Plan (hereinafter called the “Plan”) of CVS Corporation (hereinafter called the ”Company”), on the date set forth above, the Company has granted and hereby evidences the grant to the person named below (hereinafter called the “Optionee”), subject to the terms and conditions set forth or incorporated herein, the right, and option to purchase from the Company the aggregate number of shares of Common Stock ($.01 par value) of the Company set forth below, at the purchase price indicated below, such option to be exercised as hereinafter provided. The Plan is hereby made a part hereof and Optionee agrees to be bound by all the provisions of the Plan. The option is a non-qualified option as defined in the Plan.

Optionee:	__________

Employee Number:	__________

Shares	__________

Option Price:	__________

2.      TERM OF OPTION.      The term of this option shall be for a period of seven (7) years from the date hereof, subject to the earlier termination of the Option, as set forth in the Plan.

3.     EXERCISE OF OPTION.

          (a)      The Option, subject to the provisions of the Plan, shall be exercised by submitting a request to exercise to the Company’s stock option administrator, in accordance with the Company’s current exercise policies and procedures, specifying the number of shares to be purchased, which number may not be less than one hundred (100) shares (unless the number of shares purchased is the total balance which is then exercisable). Unless the Company, in its discretion, establishes “cashless exercise” procedures and permits the Optionee

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entitled to exercise the Option to utilize such “cashless exercise” procedures, the Optionee so exercising all or part of this Option shall, at the time of exercise, tender to the Company cash or cash equivalent for the aggregate option price of the shares he has elected to purchase or certificates for shares of Common Stock of the Company owned by the Optionee for at least six (6) months with a fair market value at least equal to the aggregate option price of the shares he has elected to purchase, or a combination of the foregoing.

          (b)      Prior to its expiration or termination, and except as otherwise provided herein, the Option may be exercised by the Optionee, so long as Optionee has maintained continuous employment with the Company or its subsidiaries immediately following the date of the Agreement, within the following time limitations:

(i)	After one (1) year from the date of grant, the Option may be exercised as to not more than one-third (1/3) of the Shares originally subject to the Option.

(ii)	After two (2) years from the date of grant, the Option may be exercised as to not more than an aggregate of two-thirds (2/3) of the Shares originally subject to the Option.

(iii)	After three (3) years from the date of grant, the Option may be exercised as to any part or all of the Shares originally subject to the Option.

4.      TAXES.      If, upon the exercise of an Option, there shall be payable by the Company any amount for tax withholding, the Company shall have the right to require Optionee to pay the amount of such taxes immediately, upon notification from the Company, before a certificate for the Shares purchased is delivered to Optionee pursuant to such Option. Furthermore, the Company may elect to deduct such taxes from any other amounts then payable to Optionee in cash or in shares or from any other amounts payable any time thereafter to the Optionee.

5.      TRANSFERABILITY.      This non-qualified Option may be transferred to and may thereafter be exercised by one or more members of Optionee’s immediate family, by a trust established by the Optionee for the benefit of one or more members of Optionee’s immediate family, or by a partnership of Company of which the only owners are members of Optionee’s immediate family (hereinafter called “Transferee(s)”); provided, that no portion of the Option may be transferred until such time as it becomes exercisable pursuant

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to Section 3(b) hereof, and further provided, that no more than fifty percent (50%) of the exercisable Option may be transferred by the Optionee. An “immediate family member” shall mean the Optionee’s spouse, parents, children, grandchildren and the spouses of such parents, children and grandchildren. Transferee will be subject to all terms and conditions applicable to the Option prior to its transfer. The Transferee may not again transfer said Option.

          In order to transfer this Option, Optionee must notify CVS Corporation in the form of a “Notice of Transfer of Non-Qualified Stock Option” (which form may be obtained from the CVS Corporation’s Legal Department) of such transfer and include the name, address and social security number of the Transferee as well as the relationship of the Transferee to Optionee.

6.      TERMINATION OF EMPLOYMENT.      Unless otherwise provided for in the Plan, in the event of termination of the Optionee’s employment for any reason, other than death, disability, or for cause, the Option may be exercised by the Optionee, to the extent that Optionee is entitled to do so as of the date of such termination, at any time within 90 days following such termination date, but not beyond the original term of the Option. Any option which has not yet become exercisable, either in whole or in part, as of the date of termination shall be forfeited. So long as Optionee shall continue to be an employee of the Company or one or more of its subsidiaries, the Option shall not be affected by any change of duties or position. Neither the execution and delivery hereof nor the granting of the Option evidenced hereby shall constitute or be evidence of any agreement or understanding, express or implied, on the part of the Company or its subsidiaries to employ the Optionee for any specific period. Anything contained herein to the contrary notwithstanding, in the event of the termination of Optionee’s employment for cause, the option, to the extent not yet exercised, shall be forfeited.

7.      RETIREMENT OF OPTIONEE.      In the event Optionee’s employment shall terminate by reason of retirement, the Option may be exercised, to the extent that the Optionee shall be entitled to do so as of Optionee’s retirement date, at any time within 90 days after such retirement date, but not beyond the original term of the Option.

8.      DISABILITY OF OPTIONEE.      In the event Optionee’s employment shall terminate due to Optionee having become totally and permanently disabled while actively employed by the Company or one of its subsidiaries, the Option may be exercised (to the extent that Optionee shall have been entitled to do so at the time Optionee became disabled) at any time within one year of Optionee’s date of disability.

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9.      DEATH OF OPTIONEE.      In the event of Optionee’s death while Optionee is employed by the Company or one of its subsidiaries, the Option may be exercised within one year of Optionee’s death, or prior to the Option expiration date, whichever occurs first, by Optionee’s executor, administrator, personal representative or any person or persons who acquired the Option directly from Optionee by bequest or inheritance. Such exercise will be allowed only to the extent that the Optionee was otherwise entitled to exercise the option at the date of Optionee’s death. At the end of said one-year time period, all rights with respect to any Option that is unexercised shall terminate and the unexercised Option shall be cancelled.

10.      ACCEPTANCE OF AWARD.      If Optionee elects not to accept the Option, Optionee must notify the Company within 90 days of the Grant Date. Otherwise, Optionee shall be deemed to agree to the terms and conditions stated in the Agreement and the Plan.

11.      NOTICE.      Any notice required to be given hereunder to the Company shall be addressed to the Company, attention Senior Vice President, Human Resources, One CVS Drive, Woonsocket, RI 02895, and any notice required to be given hereunder to the Optionee shall be addressed to Optionee at his address as shown on the records of the Company, subject to the right of either party hereafter to designate in writing to the other some other address.

12.      GOVERNING LAW.      This Non-Qualified Stock Option Agreement and the option evidenced hereby shall be governed by the laws of the State of Rhode Island, without giving effect to principles of conflict of laws.

By:__________________________ V. MICHAEL FERDINANDI, SENIOR VICE PRESIDENT CVS CORPORATION

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